EXHIBIT 10.12(a)


                        AMENDMENT TO EMPLOYMENT AGREEMENT

       THIS AMENDMENT ("Amendment"), dated as of July 1, 2002, to the Employment Agreement, dated as of July 1, 2001 (the "Agreement"), between The Estee Lauder Companies Inc., a Delaware corporation ("the "Company"), and William P. Lauder, a resident of New York, New York (the "Executive").

                              W I T N E S S E T H:

       WHEREAS, the Executive and the Company are parties to the Agreement;

       WHEREAS, the Company and the Executive wish to amend the Agreement to extend the term and adjust the compensation as set forth herein; and

       WHEREAS, the Company has offered, as good and valuable consideration, the extension of the term of the Agreement for an additional year, which the Executive has declined.

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree to amend the Agreement as follows:

       1. BASE SALARY. For the fiscal year ending June 30, 2003, Base Salary shall be paid to the Executive at a rate equal to $950,000. Each rate shall be "Base Salary" for the respective Contract Year.

       2. INCENTIVE BONUS COMPENSATION. The Compensation Committee has established for the Executive an annual opportunity (i.e, the maximum bonus that may be awarded in respect of a fiscal year of the Company) under the Bonus Plan equal to $1,300,000 for the Contract Year ending June 30, 2003 (i.e., the Second Contract
              Year), subject to the terms and conditions of the Bonus Plan, which are incorporated herein by reference.

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       3.     MISCELLANEOUS.

              a. Except as provided above, all other terms and conditions of the Agreement shall remain the same.

              b. Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement, except to the extent the term is modified herein.

              c. This Amendment shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein.


IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                      THE ESTEE LAUDER COMPANIES INC.


                                      By: /s/ ANDREW J. CAVANAUGH
                                          -------------------------------------
                                              Name:  Andrew J. Cavanaugh
                                              Title: Senior Vice President -
                                                     Global Human Resources

                                              /s/ WILLIAM P. LAUDER
                                              ---------------------------------
                                                     William P. Lauder

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